                                                                   Exhibit 10.19

                                    SUPPLEMENT NO. 1, dated as of July 19, 2001, to the PLEDGE AGREEMENT dated as of September 30, 1997, as amended and restated as of May 31, 2000, among PLIANT CORPORATION (f/k/a Huntsman Packaging Corporation), a Utah corporation (the "Borrower"), and each subsidiary of the Borrower listed on
                                    Schedule I thereto (each such subsidiary individually a "Subsidiary Pledgor" and collectively, the "Subsidiary Pledgors"; the Borrower and the Subsidiary Pledgors are referred to collectively herein as the "Pledgors") and BANKERS TRUST COMPANY, a New York banking corporation ("Bankers Trust"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below)

         A. Reference is made to (a) the Credit Agreement dated as of September 30, 1997, as amended and restated as of May 31, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders"), Aspen Industrial, S.A. de C.V., a Mexico corporation, and Bankers Trust, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and (b) the Guarantee Agreement dated as of September 30, 1997, as amended and restated as of May 31, 2000 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"), among the Borrower, the Subsidiary Pledgors and the Collateral Agent.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         C. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary Loan Party that was not in existence or not a Subsidiary Loan Party on the date of the Credit Agreement is required to enter into the Pledge Agreement as a Subsidiary Pledgor upon becoming a Subsidiary Loan Party. Section 24 of the Pledge Agreement provides that such Subsidiaries may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned Subsidiaries (the "New Pledgors") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

         Accordingly, the Collateral Agent and each of the New Pledgors agree as follows:

         SECTION 1. In accordance with Section 24 of the Pledge Agreement, each of the New Pledgors by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and each of the New Pledgors hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each of the New Pledgors, as security for the payment and performance in full of the Obligations (as defined in the Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of such New Pledgor's right, title and interest in and to the Collateral (as defined in the Pledge Agreement) of such New Pledgor. Each reference to a "Subsidiary Pledgor" or a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgors. The Pledge Agreement is hereby incorporated herein by reference.

         SECTION 2. Each of the New Pledgors represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of each of the New Pledgors and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. Each of the New Pledgors hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged Securities.

         SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

         SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Pledge Agreement. All communications and notices hereunder to each of the New Pledgors shall be given to it at the address set forth under its signature hereto.

         SECTION 9. Each of the New Pledgors agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, each of the New Pledgors and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.


                                        UNIPLAST HOLDINGS INC.,

                                        By    /s/ Larry Shepler
                                          --------------------------------------
                                        Name:     Larry Shepler
                                        Title:    Secretary
                                        Address:  c/o Pliant Corporation
                                                  1515 Woodfield Road, Suite 600
                                                  Schaumburg, Illinois 60173


                                        UNIPLAST U.S., INC.,

                                        By    /s/ Larry Shepler
                                          --------------------------------------
                                        Name:     Larry Shepler
                                        Title:    Secretary
                                        Address:  c/o Pliant Corporation
                                                  1515 Woodfield Road, Suite 600
                                                  Schaumburg, Illinois 60173


                                        TUREX, INC.,

                                        By    /s/ Larry Shepler
                                          --------------------------------------
                                        Name:     Larry Shepler
                                        Title:    Secretary
                                        Address:  c/o Pliant Corporation
                                                  1515 Woodfield Road, Suite 600
                                                  Schaumburg, Illinois 60173

                                        PIERSON INDUSTRIES, INC.,

                                        By    /s/ Larry Shepler
                                          --------------------------------------
                                        Name:     Larry Shepler
                                        Title:    Secretary
                                        Address:  c/o Pliant Corporation
                                                  1515 Woodfield Road, Suite 600
                                                  Schaumburg, Illinois 60173

                                        UNIPLAST MIDWEST, INC.,

                                        By    /s/ Larry Shepler
                                          --------------------------------------
                                        Name:     Larry Shepler
                                        Title:    Secretary
                                        Address:  c/o Pliant Corporation
                                                  1515 Woodfield Road, Suite 600
                                                  Schaumburg, Illinois 60173


                                        BANKERS TRUST COMPANY,
                                        as Collateral Agent,

                                        By     /s/ Robert R. Telesca
                                           -------------------------------------
                                        Name:     Robert R. Telesca
                                        Title:    Vice President
                                        Address:  One Bankers Trust Plaza
                                                  New York, New York 10006

                                                                      Schedule I
                                                             to Supplement No. 1
                                                         to the Pledge Agreement

UNIPLAST HOLDINGS INC.

                                  CAPITAL STOCK

                                                                      Number and
                          Number of           Registered              Class of               Percentage
Issuer                    Certificate         Owner                   Shares                 of Shares
------                    -----------         -----                   ------                 ---------


Uniplast U.S., Inc.       Blank               Uniplast                1,000 shares of        100% of
                                              Holdings Inc.           common stock           common stock

Uniplast Industries Co.                       Uniplast                997,480 shares of      100%(1)
                                              Holdings Inc.           common stock




                                 DEBT SECURITIES

Issuer                   Principal Amount             Date of Note     Maturity Date
------                   ----------------             ------------     -------------
Uniplast Industries Co.  $8,505,044.01                07/16/01         Demand


--------

(1) The pledge of shares of Uniplast Industries Co. is limited to 65% of the outstanding shares of common stock of Uniplast Industries Co.

UNIPLAST U.S., INC.

                                  CAPITAL STOCK

                                                                             Number and
                             Number of               Registered              Class of               Percentage
Issuer                       Certificate             Owner                   Shares                 of Shares
------                       -----------             -----                   ------                 ---------

Pierson Industries, Inc.    5                        Uniplast U.S., Inc.     12,500 shares of       100%
                                                                             common stock

Turex, Inc.                 23                       Uniplast U.S., Inc.     61 shares of common    100%
                                                                             stock

Uniplast Midwest, Inc.      3                        Uniplast U.S., Inc.     1,000 shares of        100%
                                                                             common stock